UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )

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Gossamer Bio, Inc.
(Name of Registrant as Specified In Its Charter)

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ote “FOR” Proposal 2. 2. Ratification of the appointment of Ernst & Young LLP as our independent registered public accountants for the year ending December 31, 2020. TO ATTEND the Annual Meeting of Gossamer Bio, Inc., please visit www.proxydocs.com/GOSS for virtual meeting registration details. The control number located in the shaded gray box will be required to register. INTERNET www.investorelections.com/GOSS TELEPHONE (866) 648-8133 *E-MAIL paper@investorelections.com ACCOUNT NO.     SHARE